                                                                   Exhibit 10.15


                                FISCAL YEAR 1996

                  WESTERN DIGITAL SHORT-TERM BONUS PLAN SUMMARY

                              PURPOSE
                              --------------------------------------------------

                              The purpose of the plan is to focus participants on achieving key financial and strategic objectives at the corporate and business unit levels that will lead to the creation of value for the Company's shareholders and provide participants the opportunity to earn significant awards, commensurate with performance.

                              ELIGIBILITY
                              --------------------------------------------------

                              Plan eligibility is extended to all employees of Western Digital and selected employees of its domestic subsidiaries who are in, or who are hired or promoted into, salary grades 68 and above (or equivalent) on or before January 1, 1996.

                              Employees of Western Digital and its domestic subsidiaries who are in salary grades 67 or below (or equivalent) are eligible for awards generated by a secondary bonus pool.

                              DESCRIPTION OF THE PLAN
                              --------------------------------------------------

                              The 1996 Short-Term Bonus Plan will pay cash awards to participants for the achievement of predetermined performance goals. Each participant will be assigned a target bonus percentage, which when multiplied by the participant's annual base salary as of June 30, 1996, will determine the target bonus payout.

                              Predetermined performance goals will be
                              established and approved by the Compensation
                              Committee of the Board before the end of the first quarter of the fiscal year.

                              The actual performance achieved will determine the actual percentage used to calculate the award at the end of the plan year, with the size of the actual award varying between 0% and 200% of the target award.

                              In addition, individual awards may be adjusted upward or downward by the Chief Executive Officer from the amount generated by the formula. The Chief Executive Officer's award may be adjusted upward or downward by the Compensation Committee.

                              OPERATION OF THE PLAN
                              --------------------------------------------------

Plan Year:                    July 1, 1995 to June 30, 1996

Award Opportunities:          The target award for participants will be
                              expressed as a percentage of salary, and determined according to salary grade, as follows:

                          Salary Grade                Target Bonus Opportunity
                        (or equivalent)                 As a % of Base Salary
                     -----------------------          ------------------------
                                68                                 *
                                69                                 *
                             70 to 71                              *
                                72                                 *
                             73 to 74                              *
                             75 to 77                              *

Performance Measures:         Performance will be measured at the corporate and
                              business unit levels. Performance measures that will be used in the plan are as follows:

                              -  Operating profit
                              -  Operating return on operating assets
                                 (OROA) relative to direct competitors
                              -  Business unit financials
                              -  Linearity
                              -  Quality/Operations
                              -  Milestones
                              -  Customer Satisfaction
                              -  Quality

1996 Goals and Weighting:     Each business unit will have its own goals at the
                              corporate and/or business unit level, and each goal will have an assigned weighting. These goals and their definitions and weightings are detailed in Schedule A.

                              The percentage of target bonus opportunity earned (before discretionary adjustments) will vary from the target bonus opportunity based on actual performance achieved relative to the performance goals shown in Schedule A.

                              ADDITIONAL PROVISIONS
                              --------------------------------------------------

Award Thresholds:             Corporate operating profit must be at least 50% of
                              the Annual Operating Plan, equal to * in fiscal
                              1996, for any incentive payments to occur under any aspect of the plan.

Total Award Cap:              Total awards paid under this plan may not exceed a
                              preset percentage of corporate operating profit as determined by the Compensation

*  Confidential treatment requested

                              Committee. Any award reductions attributable to the preset percentage cap will be made by the Chief Executive Officer.

Award Adjustment:             Unit award levels may be adjusted upward or
                              downward 25% by the Chief Executive Officer.

                              After application of the unit performance, individual awards may be adjusted upward or downward based on the adjustment table below. Approval from the Chief Executive Officer is required for adjustments outside of these limits. The Chief Executive Officer's award may be adjusted upward or downward by the Compensation Committee. The adjustments by salary grade level (or equivalent) are as follows:

 Salary Grade                     Upward                       Downward
(or equivalent)                 Adjustment                    Adjustment
---------------                 ----------                    ----------
   68 to 69                      +100% (1)                     -100% (1)
  70 & Above                      +40%                          -40%

                              (1) The adjustment factors are higher for those in salary grades 68 and 69 since these individuals also participate in Western Digital's Profit Sharing Plan.

Extraordinary Events:         The Compensation Committee, in its discretion, may
                              adjust the basis upon which performance is measured to reflect the impact of significant changes that include, but are not limited to, unbudgeted acquisitions/divestitures, unusual or extraordinary accounting items, or significant, unplanned changes in the economic or regulatory environment.

Termination:                  Participants must be employed by the Company at
                              the end of the plan year to receive an award. If a participant terminates for reason of retirement, total and permanent disability, or death, the Compensation Committee has the discretion to pay prorated awards based upon the percentage of the year worked.

Partial Year Participation:   The Compensation Committee, in its discretion, may
                              pay prorated awards to people hired or promoted into eligible positions after July 1, 1995.

Deferred Payout:              At the beginning of the plan year, the participant
                              may elect to defer payout of all or part of the award in accordance with Western Digital's
                              Deferred Compensation Plan. The deferred amount will be credited with a rate in accordance with Western Digital's Deferred Compensation Plan.

Payout of Award:              Awards will be paid in cash as soon as possible
                              following the end of the plan year or in accordance with the participant's deferral election. In addition, an amount will be deducted from the award and contributed


* Confidential treatment requested
                              to Western Digital's Savings and Profit Sharing Plan. This amount will be based upon a percentage of salary, and the percentage will be the same as that used by all participants in the Western Digital Profit Sharing Plan to determine the contributions that they will make to the Western Digital Savings and Profit Sharing Plan.

Secondary Pool:               Secondary award pools will be created for
                              employees in salary grades 67 or below (or equivalent) for all corporate and business units.
                              The formula used to generate a secondary pool for each unit is as follows:

                                                    Pool =

                                    Formula generated result [0% to 200%]

                                                     x

                              (1.67% of grades 64-67 salaries + 1% of grades 63 and below salaries)


* Confidential treatment requested

                                   SCHEDULE A
                        FISCAL 1996 SHORT-TERM BONUS PLAN
                             EWS GOALS AND WEIGHTING

                                         100% Wtg
                                        Corporate
                  --------------------------------------------------
                                                          * Wtg
                                      Quality/Operations (2)
   % of Target                     ---------------------------------
     Bonus         Consolidated     *    *    *      *       *    *
   Opportunity      Operating                      ------
   Earned (1)       Profit $MM      *    *    *    *    *    *    *
----------------  ---------------  ---  ---  ---  ---  ---  ---  ---
        0%              *                *    *    *    *    *    *
--------------------------------------------------------------------
       50%                               *         *    *
--------------------------------------------------------------------
       60%              *
--------------------------------------------------------------------
       75%                                         *    *
--------------------------------------------------------------------
      100%              *                *    *    *         *    *
--------------------------------------------------------------------
      125%                                              *
--------------------------------------------------------------------
      150%                                         *         *
--------------------------------------------------------------------
      200%              *                *         *    *    *
--------------------------------------------------------------------
    Weighting           *           *    *    *    *    *    *    *

Note:   Interpolate for performance between discrete points

(1)   Before any discretionary adjustments
(2)   Preliminary goals

**                                   **************
                                     *****************
                                     *****************

**                                   ********
                                     ************
                                     ************

***                                  ************
                                     *************
                                     *******

***                                  ***********
                                     *************
                                     ******

***                                  ***************
                                     **********
                                     ***

***                                  *******


----------------
* Confidential treatment requested

                                   SCHEDULE A
                      FISCAL 1996 SHORT-TERM BUSINESS PLAN
                            HPSG GOALS AND WEIGHTING

                     * Wtg                              * Wtg
   % of Target      Corporate                            HPSG
                 --------------  --------------------------------------
                                                 Milestones * Wtg
       Bonus      Consolidated           ------------------------------
    Opportunity    Operating      *        *        *       *       *
    Earned (1)     Profit $MM     *        *        *       *       *
---------------- -------------  -----    -----    -----   -----   -----
        0%             *          *       ***      ***     ***     ***
-----------------------------------------------------------------------
        50%                       *       ***      ***     ***     ***
-----------------------------------------------------------------------
        60%            *
-----------------------------------------------------------------------
        75%                               ***      ***     ***     ***
-----------------------------------------------------------------------
       100%            *          *        **       **      **      **
-----------------------------------------------------------------------
       200%            *          *       ***      ***     ***     ***
-----------------------------------------------------------------------
     Weighting         *          *        *        *       *       *

Note:   Interpolate for performance between discrete points

(1)   Before any discretionary adjustments

**                    *********

*                     ******

**                    ******

**                    ******

**                    ******

----------------
* Confidential treatment requested

                                   SCHEDULE A
                        FISCAL 1996 SHORT-TERM BONUS PLAN
                            SALES GOALS AND WEIGHTING

                                                              * Wtg
                                                            Corporate
                  -------------------------------------------------------------------
                                                                      * Wtg
                                                                     Quality
                                                     --------------------------------
                                                                           ***
  % of Target                                                     -------------------
     Bonus         Consolidated                *                        ***
  Opportunity       Operating                                     --------------
  Earned (1)        Profit $MM          *      *      *      *      *      *      *
----------------  ---------------     -----  -----  -----  -----  -----  -----  -----
      0%                *               *      **     *      **     **     **     *
-------------------------------------------------------------------------------------
      50%                               *      **     *                           *
-------------------------------------------------------------------------------------
      60%               *                      **
-------------------------------------------------------------------------------------
     100%               *               *      **     *      **     **     **     *
-------------------------------------------------------------------------------------
     150%                                      **                   **     **
-------------------------------------------------------------------------------------
     200%               *               *      **     *             **     **     *
-------------------------------------------------------------------------------------

   Weighting            *               *      *      *      *      *      *      *


Note:   Interpolate for performance between discrete points

(1)   Before any discretionary adjustments

*                                  ******
                                   **************

**                                 **********
                                   *****
                                   ****************
                                   ***********************
                                   *********************
                                   **************

                                   ***************
                                     *      *      *      *
                                   -----  -----  -----  -----
                                     *      *      *      *

*                                  *******

*                                  **********
                                   ****

****                               ***************

****                               ************

*                                  **************

----------------
* Confidential treatment requested

                                   Schedule A
                        Fiscal 1996 Short-Term Bonus Plan
                             PSG Goals and Weighting

                                        * Wtg
                * Wtg                   PSG (2)
              Corporate     ----------------------------------
% of Target  ------------                       * Wtg
   Bonus     Consolidated    *                Quality (2)
Opportunity   Operating      *             -------------------
 Earned (1)   Profit $MM     *    *    *    *     *    *    *
-----------  ------------   ---  ---  ---  ----  ---  ---  ---
     0%           *          *    *    *    **    *    *    *
-------------------------------------------------------------
    33%                                     **    *    *    *
-------------------------------------------------------------
    50%                           *    *
-------------------------------------------------------------
    60%           *          *
-------------------------------------------------------------
    100%          *          *    *    *    **    *    *    *
-------------------------------------------------------------
    150%                          *
-------------------------------------------------------------
    200%          *          *    *    *    **    *    *    *
-------------------------------------------------------------
   Weighting      *          *    *    *    *     *    *    *

Note:   Interpolate for performance between discrete points

(1)   Before any discretionary adjustments
(2)   Preliminary goals

*         ********************************

*         ********************

*         *************

                                 ***
                             *    *    *
                            ---  ---  ---
          ******             *    *    *
          ********                *    *
          *******                      *

*         ****

*         ****

*         ********

----------------
* Confidential treatment requested

                                   Schedule A
                        Fiscal 1996 Short-Term Bonus Plan
                             MCP Goals and Weighting

                                                  * Wtg
                                                 MCP (2)
               * Wtg      ------------------------------------------------------
   % of       Corporate               * Wtg           * Wtg
   Target   ------------  Oper-        ***              **         -------------
   Bonus    Consolidated  ating   --------------  ---------------   *    *
Opportunity  Operating    Profit             *     **    **    *   --------
 Earned (1)  Profit $MM    $MM     *    *    **    **    **    *    *    *    *
----------- ------------  ------  ---  ---  ----  ----  ----  ---  ---  ---  ---
     0%           *         *      *    *    *     **    **   **    *    *    *
-------------------------------------------------------------------------------
    60%           *         *      *    *    *     *     *    *     *    *    *
-------------------------------------------------------------------------------
    100%          *         *      *    *    *     *     *    *     *    *    *
-------------------------------------------------------------------------------
    200%          *         *      *    *    *     *     *    *     *    *    *
-------------------------------------------------------------------------------
 Weighting        *         *      *    *    *     *     *    *     *    *    *

Note:   Interpolate for performance between discrete points

(1)   Before any discretionary adjustments
(2)   Preliminary goals

*      ****

*      ********************

****             *******

**                                                        ******
                                                -----------------------
                         *****                   *            *      *
                 --------------------           ---          ---    ---
                 ***                *            **           *      *
                 ***                *           ***           *      *
                 ***                *             *           *      *

       ************

*      ********
       *****************

*      ***                     ********
                        *       *          *           *
                       ---     ---        ---         ---
            *           *       *          *           *
            *           *       *          *           *
            *           *       *          *           *

            *           *       *          *           *


*                                   ***
                      ----------------------------
                       *     *        *         *
            *          *     *        *         *
            *          *     *        *         *
            *          *     *        *         *

            *          *     *        *         *


----------------
* Confidential treatment requested